UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2025

SailPoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42522	88-2001765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11120 Four Points Drive, Suite 100 Austin, Texas		78726
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (512) 346-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SAIL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On February 12, 2025, SailPoint, Inc. (the “Company”) and certain existing stockholders of the Company (the “Selling Stockholders”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the initial public offering (the “IPO”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The Underwriting Agreement provides for the offer and sale by the Company of 57,500,000 shares of Common Stock (the “Company Shares”) and the offer and sale by the Selling Stockholders of 2,500,000 shares of Common Stock (the “Selling Stockholder Shares” and, together with the Company Shares, the “Firm Shares”), in each case at a public offering price of $23.00 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 9,000,000 shares of Common Stock (the “Option Shares”). The purchase price payable by the Underwriters for the Firm Shares and any Option Shares is $21.9075 per share.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company and the Selling Stockholders have agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

On February 14, 2025, the IPO closed and the Firm Shares were delivered. The material terms of the IPO are described in the prospectus, dated February 12, 2025 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on February 14, 2025, pursuant to Rule 424(b) under the Securities Act. The IPO is registered with the Commission pursuant to the Company’s Registration Statement on Form S-1, as amended (File No. 333-284339).

The foregoing summary description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Underwriting Agreement attached hereto as Exhibit 1.1, which is incorporated by reference into this Item 1.01. In addition, for a summary description of relationships between the Company and the Underwriters, see the “Underwriting” section in the Prospectus.

Director Designation Agreement

In connection with the IPO, on February 12, 2025, the Company entered into a Director Designation Agreement with certain stockholders (the “Director Designation Agreement”). A summary description of the Director Designation Agreement is contained in the Prospectus under the section titled “Certain Relationships and Related Party Transactions—Related Party Transactions—Director Designation Agreement” and is incorporated herein by reference. Such summary description does not purport to be complete and is qualified in its entirety by reference to the copy of the Director Designation Agreement attached hereto as Exhibit 10.1, which is incorporated by reference into this Item 1.01. In addition, for a summary description of material relationships between the Company and the stockholders party to the Director Designation Agreement, see the section titled “Certain Relationships and Related Party Transactions—Related Party Transactions” in the Prospectus, which is incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

The information provided under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On or around February 12, 2025, in connection with the IPO, the Company entered into indemnification agreements with each of its directors and executive officers. These agreements provide the Company’s directors and executive officers with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law. These indemnification rights are not exclusive of any other right that an indemnified person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation or Bylaws (each as defined below), any agreement, or vote of stockholders or disinterested directors or otherwise. The foregoing summary description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement included herewith as Exhibit 10.2, which is incorporated by reference into this Item 5.02.

Also in connection with the IPO, on February 12, 2025, the Company adopted the SailPoint, Inc. Omnibus Incentive Plan (the “Omnibus Plan”) and the SailPoint, Inc. Employee Stock Purchase Plan (the “ESPP”). A summary description of the Omnibus Plan and the ESPP is contained in the Prospectus under the section titled “Executive Compensation—Actions Taken in Connection with this Offering” and is incorporated herein by reference. Such summary description does not purport to be complete and is qualified in its entirety by reference to the copy of the Omnibus Plan attached hereto as Exhibit 10.3 and the copy of the ESPP attached hereto as Exhibit 10.4, both of which are incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2025, the Company converted from a Delaware limited partnership to a Delaware corporation and filed a certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and adopted bylaws (the “Bylaws”), each of which became effective on February 12, 2025. A summary description of the Certificate of Incorporation and the Bylaws is contained in the Prospectus under the section titled “Description of Capital Stock” and is incorporated herein by reference. Such summary description does not purport to be complete and is qualified in its entirety by reference to the copy of the Certificate of Incorporation attached hereto as Exhibit 3.1 and the copy of the Bylaws attached hereto as Exhibit 3.2, both of which are incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 12, 2025, among SailPoint, Inc., the persons listed on Schedule I thereto, and Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC, as representatives for the several underwriters named in Schedule II thereto.

3.1	Certificate of Incorporation of SailPoint, Inc.

3.2	Bylaws of SailPoint, Inc.

10.1	Director Designation Agreement, dated as of February 12, 2025, by and among SailPoint, Inc. and the stockholders party thereto.

10.2	Form of Indemnification Agreement between SailPoint, Inc. and each of its directors and executive officers (incorporated by reference to Exhibit 10.9 to the Company’s Registration Statement on Form S-1 filed with the Commission on January 17, 2025).

10.3	SailPoint, Inc. Omnibus Incentive Plan.

10.4	SailPoint, Inc. Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAILPOINT, INC.

Date: February 19, 2025	By:	/s/ Chris Schmitt
Chris Schmitt
Executive Vice President, General Counsel, and Secretary